UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 17, 2003

Guidant Corporation
(Exact name of registrant as specified in its charter)

Indiana	001-13388	35-1931722

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Monument Circle, Suite 2900
Indianapolis, Indiana	46204

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (317) 971-2000

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

                   The following exhibit is furnished pursuant to Item 12:

                   Exhibit 99: Earnings Release of Guidant Corporation dated July 17, 2003

ITEM 9.     REGULATION FD DISCLOSURE

                   On July 17, 2003, Guidant Corporation issued a press release announcing the company’s earnings for the quarter ended June 30, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under
                   Item 9 of this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUIDANT CORPORATION
Date: July 17, 2003	By: /s/ Debra F. Minott
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99      Earnings Release of Guidant Corporation dated July 17, 2003